Exhibit 99.1

Amber Road Announces First Quarter 2019 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--May 9, 2019--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the first quarter ended March 31, 2019.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “I am very pleased with our results for the first quarter of 2019 with revenue and profit exceeding the high-end of our guidance. We are taking advantage of opportunities being created by the increased complexity and changing conditions in global trade, leveraging the strength of our SaaS solutions and differentiated Global Knowledge, as well as refinements to our go-to-market initiatives. We remain focused on building a business leveraging subscription revenue and continue to believe that we can return subscription revenue growth to double-digit levels exiting this year.”

First Quarter 2019 Financial Highlights

Revenue

  Total revenue was $21.1 million, an increase compared to $20.1 million for the comparable period of 2018.
  Subscription revenue was $15.8 million, an increase compared to $15.1 million for the comparable period of 2018.
  Professional services revenue was $5.3 million, an increase compared to $5.0 million for the comparable period of 2018.

Operating Income (Loss)

  GAAP operating loss was $(2.8) million, compared to $(5.0) million for the comparable period of 2018.
  Non-GAAP adjusted operating income (loss)(1) was $0.3 million, compared to $(0.7) million for the comparable period of 2018.

Net Loss

  GAAP net loss was $(3.3) million, compared to $(5.4) million for the comparable period of 2018.
  GAAP basic and diluted net loss per share was $(0.12), compared to $(0.20) for the comparable period of 2018, based on 28.6 million and 27.6 million basic and diluted weighted average shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(0.2) million, compared to $(1.2) million for the comparable period of 2018.
  Non-GAAP adjusted net loss per share was $(0.01), compared to $(0.04) for the comparable period of 2018, based on 28.6 million and 27.6 million basic and diluted weighted average shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $1.5 million, compared to $0.5 million for the comparable period of 2018.

Balance Sheet and Cash Flow

  Cash and cash equivalents at March 31, 2019 were $9.6 million, compared to $7.5 million at December 31, 2018.
  Cash provided by operating activities was $3.2 million for the three months ended March 31, 2019, compared to cash provided by operating activities of $1.4 million for the three months ended March 31, 2018.

A reconciliation of GAAP operating loss and net loss to Non-GAAP adjusted operating income (loss) and net loss, and of GAAP net loss to Adjusted EBITDA has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of May 9, 2019, Amber Road is issuing guidance for the second quarter and full year 2019. Refer to the reconciliation of GAAP guidance to non-GAAP guidance tables at the end of this release for details on non-GAAP adjustments.

We anticipate second quarter and full-year 2019 results to be in the following ranges:

	Second Quarter		Full Year
(in millions, except per share info)	Low	High	Low	High
Revenue	$21.3	$21.9	$88.7	$91.7
Non-GAAP adjusted income (loss) from operations	$(1.2)	$(0.6)	$0.7	$3.7
Non-GAAP net income (loss) per share, basic and diluted	$(0.06)	$(0.04)	$(0.04)	$0.07
Assumed weighted average shares outstanding - basic	28.6	28.6	28.8	28.8
Assumed weighted average shares outstanding - diluted	28.6	28.6	28.8	31.2

Endnote:

(1)	For 2019, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation and proxy contest costs. For 2018, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation.

Conference Call Information

Amber Road will host a conference call on Thursday, May 9, 2019 at 5:00 p.m. Eastern Time (ET) to discuss the Company’s first quarter financial results and its business outlook. To access this call, dial (800)-263-0877 (domestic) or (323)-994-2131 (international). The conference ID is 7966307. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available until May 16, 2019 at (844)-512-2921 (domestic) or (412)-317-6671 (international). The replay pass code is 7966307. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s website at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically transform the way companies conduct global trade. As a leading provider of cloud-based global trade management (GTM) software, trade content and training, we help companies all over the world create value through their global supply chain by improving margins, achieving greater agility and lowering risk. We do this by creating a digital model of the global supply chain that enables collaboration between buyers, sellers and logistics companies. We replace manual and outdated processes with comprehensive automation for global trade activities, including sourcing, supplier management, production tracking, transportation management, supply chain visibility, import and export compliance, and duty management. We provide rich data analytics to uncover areas for optimization and deliver a platform that is responsive and flexible to adapt to the ever-changing nature of global trade.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided non-GAAP financial measures and non-GAAP guidance within this press release including non-GAAP adjusted operating and net income (loss) and adjusted EBITDA, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net income (loss), and net loss to adjusted EBITDA. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation and proxy contest costs. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the Company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Balance Sheets (Unaudited)

	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$9,598,587	$7,514,719
Accounts receivable, net	14,434,126	17,171,777
Unbilled receivables	906,341	1,004,447
Deferred commissions	3,830,514	4,023,473
Prepaid expenses and other current assets	2,053,661	1,977,662
Total current assets	30,823,229	31,692,078
Property and equipment, net	10,135,838	10,132,808
Operating lease right-of-use assets	6,960,567	—
Goodwill	43,691,635	43,731,942
Other intangibles, net	3,688,897	3,953,582
Deferred commissions	8,474,230	9,092,591
Deposits and other assets	1,613,214	1,499,976
Total assets	$105,387,610	$100,102,977
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,987,489	$2,473,289
Accrued expenses	7,527,090	9,509,166
Current portion of finance lease obligations	1,049,157	1,263,375
Current portion of operating lease obligations	3,141,603	—
Deferred revenue	36,153,351	35,039,155
Current portion of term loan, net of discount	714,745	714,745
Total current liabilities	51,573,435	48,999,730
Finance lease obligations, less current portion	1,093,739	1,197,399
Operating lease obligations, less current portion	5,245,562	—
Deferred revenue, less current portion	213,449	265,324
Term loan, net of discount, less current portion	11,875,804	12,054,490
Revolving credit facility	6,000,000	6,000,000
Other noncurrent liabilities	639,073	1,808,479
Total liabilities	76,641,062	70,325,422
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 28,413,436 and 27,841,498 shares at March 31, 2019 and December 31, 2018, respectively	28,414	27,842
Additional paid-in capital	210,653,061	208,349,895
Accumulated other comprehensive loss	(2,109,116)	(2,097,434)
Accumulated deficit	(179,825,811)	(176,502,748)
Total stockholders’ equity	28,746,548	29,777,555
Total liabilities and stockholders’ equity	$105,387,610	$100,102,977

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31,
	2019	2018
Revenue:
Subscription	$15,773,612	$15,089,112
Professional services	5,323,051	4,975,280
Total revenue	21,096,663	20,064,392
Cost of revenue (1):
Cost of subscription revenue	5,204,707	5,330,529
Cost of professional services revenue	3,869,845	4,321,138
Total cost of revenue	9,074,552	9,651,667
Gross profit	12,022,111	10,412,725
Operating expenses (1):
Sales and marketing	5,659,308	5,982,350
Research and development	3,423,220	3,678,985
General and administrative	5,734,367	5,739,540
Total operating expenses	14,816,895	15,400,875
Loss from operations	(2,794,784)	(4,988,150)
Interest income	2,089	993
Interest expense	(357,015)	(299,599)
Loss before income taxes	(3,149,710)	(5,286,756)
Income tax expense	173,353	127,081
Net loss	$(3,323,063)	$(5,413,837)

Net loss per share:
Basic and diluted	$(0.12)	$(0.20)
Weighted-average shares outstanding:
Basic and diluted	28,576,283	27,596,070

(1) Includes stock-based compensation as follows:
	Three Months Ended March 31,
	2019	2018
Cost of subscription revenue	$121,235	$323,915
Cost of professional services revenue	102,912	219,793
Sales and marketing	234,683	520,069
Research and development	326,091	658,486
General and administrative	1,197,195	2,529,970
	$1,982,116	$4,252,233

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(3,323,063)	$(5,413,837)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,221,705	1,284,346
Bad debt expense	8,598	2,199
Stock-based compensation	1,982,116	4,252,233
Accretion of debt discount	8,814	8,902
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables	2,844,760	3,357,243
Prepaid expenses and other assets	638,801	(869,287)
Accounts payable	507,397	(600,915)
Accrued expenses	(1,952,449)	(689,650)
Other liabilities	255,871	381,842
Deferred revenue	1,053,505	(285,938)
Net cash provided by operating activities	3,246,055	1,427,138
Cash flows from investing activities:
Capital expenditures	(106,105)	(15,607)
Addition of capitalized software development costs	(725,773)	(850,373)
Cash (paid) received for deposits	(25,907)	421
Net cash used in investing activities	(857,785)	(865,559)
Cash flows from financing activities:
Proceeds from revolving line of credit	1,500,000	7,000,000
Payments on revolving line of credit	(1,500,000)	(7,000,000)
Payments on term loan	(187,500)	(187,500)
Repayments on finance lease obligations	(431,519)	(357,990)
Proceeds from the exercise of stock options	321,622	81,018
Net cash used in financing activities	(297,397)	(464,472)
Effect of exchange rate on cash, cash equivalents and restricted cash	(7,005)	(145,296)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,083,868	(48,189)
Cash, cash equivalents and restricted cash at beginning of period	7,571,119	9,417,001
Cash, cash equivalents and restricted cash at end of period	$9,654,987	$9,368,812

Reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheet:
Cash and cash equivalents	$9,598,587	$9,312,412
Restricted cash in deposits and other assets	56,400	56,400
Total cash, cash equivalents and restricted cash	$9,654,987	$9,368,812

Supplemental disclosures of cash flow information:
Cash paid for interest	$348,202	$290,697
Non-cash property and equipment acquired under finance leases	2,483,193	318,014
Non-cash property and equipment acquired under operating leases	7,781,725	—
Non-cash property and equipment purchases in accounts payable	22,200	—

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)

	Three Months Ended March 31,
	2019	2018
Net loss	$(3,323,063)	$(5,413,837)
Depreciation and amortization expense	1,221,705	1,284,346
Interest expense, net	357,015	299,599
Interest income, net	(2,089)	(993)
Income tax expense (benefit)	173,353	127,081
EBITDA	(1,573,079)	(3,703,804)
Stock-based compensation	1,982,116	4,252,233
Proxy contest costs	1,096,026	—
Adjusted EBITDA	$1,505,063	$548,429

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (Unaudited)

	Three Months Ended March 31,
	2019	2018
Net loss	$(3,323,063)	$(5,413,837)
Stock-based compensation	1,982,116	4,252,233
Proxy contest costs	1,096,026	—
Non-GAAP adjusted net loss	$(244,921)	$(1,161,604)

Adjusted non-GAAP net loss per share:
Basic and diluted	$(0.01)	$(0.04)
GAAP Weighted-average shares outstanding:
Basic and diluted	28,576,283	27,596,070

Reconciliation of Loss from Operations to Non-GAAP Adjusted Income (Loss) from Operations (Unaudited)

	Three Months Ended March 31,
	2019	2018
Loss from operations	$(2,794,784)	$(4,988,150)
Stock-based compensation	1,982,116	4,252,233
Proxy contest costs	1,096,026	—
Non-GAAP adjusted income (loss) from operations	$283,358	$(735,917)

Based on information available as of May 9, 2019, the following tables show 2019 GAAP guidance reconciled to non-GAAP guidance for the second quarter and full year 2019 as indicated below (numbers in millions, except per share data):

Reconciliation of Loss from Operations to Non-GAAP Adjusted Income (Loss) from Operations Guidance (Unaudited)

	Second Quarter 2019		Full Year 2019
	Low	High	Low	High
Loss from operations	$(2.4)	$(1.8)	$(6.6)	$(3.6)
Stock-based compensation	1.2	1.2	6.2	6.2
Proxy contest costs	—	—	1.1	1.1
Non-GAAP adjusted income (loss) from operations	$(1.2)	$(0.6)	$0.7	$3.7

Reconciliation of Net Loss per Share to Non-GAAP Adjusted Net Income (Loss) per Share Guidance (1) (Unaudited)

	Second Quarter 2019		Full Year 2019
	Low	High	Low	High
Net loss per share, basic and diluted	$(0.10)	$(0.08)	$(0.30)	$(0.19)
Stock-based compensation	0.04	0.04	0.22	0.22
Proxy contest costs	—	—	0.04	0.04
Non-GAAP adjusted net income (loss) per share, basic and diluted	$(0.06)	$(0.04)	$(0.04)	$0.07

(1) This assumes weighted average shares outstanding - basic	28.6	28.6	28.8	28.8
(1) This assumes weighted average shares outstanding - diluted	28.6	28.6	28.8	31.2

CONTACT:
Investor Relations Contact
Staci Mortenson
ICR
201-806-3663
InvestorRelations@AmberRoad.com

Amber Road Contacts
Annika Helmrich (US & Canada)
+1 201 806 3656
AnnikaHelmrich@AmberRoad.com

Martijn van Gils (Europe & Asia)
+31 858769534
MartijnvanGils@AmberRoad.com